Exhibit 10.26

LICENSE AGREEMENT

This Agreement (this “Agreement”) is made this twelfth day of May, 2006, by and between Wakunaga Pharmaceutical Co., Ltd. (hereinafter referred to as “WAKUNAGA”), a corporation duly organized and existing under the laws of Japan and having its principal office at 5-36, Miyahara 4-chome, Yodogawa-Ku, Osaka, Japan and Rib-X Pharmaceuticals, Inc. (hereinafter referred to as “RIB-X”), a corporation duly organized and existing under the laws of Delaware, U.S.A. and having its principal office at 300 George Street, Suite 301, New Haven, Conn., 06511 U.S.A.

WHEREAS, WAKUNAGA has developed the Compound as hereinafter defined and owns or has rights to certain patents, technologies, trade secrets including know-how and other valuable proprietary information relating thereto, and

WHEREAS, WAKUNAGA and Abbott Laboratories (hereinafter referred to as “Abbott”), an Illinois corporation having its principal place of business at 100 Abbott Park Road, Abbott Park, IL. 60064-3500, U.S.A., for the causes from changing Abbott’s business policy with respect to the pharmaceutical field, terminated the license agreement dated December 1st, 1999, under which Abbott was granted by WAKUNAGA the exclusive license to develop, make, use, sell and import the Compound and pharmaceutical products containing such Compound in a certain territory under WAKUNAGA’s patents and proprietary information; and

WHEREAS, Abbott has transferred to WAKUNAGA certain technical information including governmental permits for the Compound and related pharmaceutical product candidates, accompanied by documentation, data and other information related to the Compound and the pharmaceutical product candidates, which have been developed, acquired and/or used by Abbott during the term of the Abbott Agreement and Abbott has granted to WAKUNAGA a perpetual and exclusive license, with a right for WAKUNAGA to sublicense to any third party, to all technologies and intellectual property of Abbott relevant to the Compound and related Products, and

WHEREAS, RIB-X has, under the Option Agreement executed between WAKUNAGA and RIB-X on October 31, 2005, gained access to patents, trade secrets and proprietary information, which are owned and/or licensed by WAKUNAGA and/or Abbott, for studying the possibility of the development and manufacture of the Compound and the development, manufacture and sale of certain pharmaceutical products containing the Compound, and

WHEREAS, RIB-X has exercised its option right and desires to obtain from WAKUNAGA the exclusive licenses and rights in the Territory as hereinafter defined under certain patents and other proprietary rights for the purpose of developing and commercializing the Compound and the Products as hereinafter defined, and

WHEREAS, subject to all the terms and conditions of this License Agreement, WAKUNAGA is willing to grant to RIB-X the exclusive licenses and rights with respect to the Compound, patents, technologies, trade secrets, data and other proprietary information relating thereto for the research, development, manufacture, use and sale of the Compound and the Products,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Now, therefore, it is agreed as follows:

Article 1. Definitions

For the purposes of this License Agreement the following definitions shall apply:

1.1.	Abbott Agreement: shall mean the license agreement between WAKUNAGA and Abbott regarding the license of the development, manufacture, use, sale and import of the Compound and the pharmaceutical preparations containing the Compound, effective as of 1st December, 1999, as amended by the parties and as terminated as of January 27, 2006 pursuant to the Termination Agreement.

1.2.	Abbott Patents: shall mean Abbott’s patents and/or patent applications (including without limitation, patents or patent applications constituting divisions, continuations, continuations-in-part, reissues, reexaminations, substitutions, extensions or renewals of the patents or applications aforesaid or additions or supplementary protection certificates with respect thereto, and any and all foreign counterparts of any of the foregoing) only to the extent that such patents cover the Compound and/or Product as hereinafter defined, as to which Abbott has granted to WAKUNAGA a license (or similar rights), with the right to grant sublicenses, to research, have researched, develop, have developed, make, have made, use, have used, import, have imported, market, have marketed, offer for sale, sell and have sold the Compound and/or Product in any countries of the world. The Abbott Patents filed by Abbott as of the Effective Date are listed and attached hereto as Appendix 1 hereof, which Appendix 1 shall be updated and/or corrected by WAKUNAGA from time to time, as appropriate, and provided to RIB-X. Abbott Patents shall not include the scope of any such patent right that extends beyond the Compounds or Products.

1.3.	Abbott Proprietary Information: shall mean technical know-how and regulatory documents including but not limited to any Abbott Permits, specifically acquired or developed by Abbott for use solely with the Compound and/or Products generated by or available at Abbott (but which does not include any Abbott Proprietary Information that, in Abbott’s sole determination, has application outside the Compound or Products), and as to which Abbott has granted to WAKUNAGA a license (or similar rights), with the right to grant sublicenses, to research, have researched, develop, have developed, make, have made, use, have used, import, have imported, market, have marketed, offer for sale, sell and have sold the Compound and/or Products in any countries of the world.

1.4.	Additional Wakunaga Patents: shall mean all patents and/or patent applications other than Wakunaga Patents (including without limitation, patents or patent applications constituting divisions, continuations, continuations-in-part, reissues, reexaminations, substitutions, extensions or renewals of the patents or applications aforesaid or additions or supplementary protection certificates with respect thereto, and any and all foreign counterparts of any of the foregoing) acquired or owned by WAKUNAGA before or during the term of this Agreement that include subject matter necessary for the development or commercialization of the Compound and/or Products contemplated in the license grant provided in Section 2.1. The Additional Wakunaga Patents as of the Effective Date are listed and attached hereto as Appendix 3, which Appendix 3 will be updated and/or corrected from time to time by WAKUNAGA, as appropriate, and provided to RIB-X.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

1.5.	Affiliate: shall mean (a) any Person which directly or indirectly owns, is owned by or is under common ownership with a Party to the extent of at least fifty percent (50%) of the equity (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction or such lesser percentage provided the operational control is held by such Party) having the power to vote on or direct the affairs of the relevant Party or Person, and (b) any Person actually controlled by, controlling or under common control with a Party. For the avoidance of doubt, neither of the Parties shall be deemed to be an Affiliate of the other.

1.6.	Commercially Reasonable Efforts: shall mean, with respect to a Party, the efforts and resources which would be used by that Party consistent with its normal business practices, which shall be at least equivalent to the practices of the pharmaceutical industry for companies of similar size and scope as such Party, in each case with respect to a product or potential product at a similar stage in its development or product life and of similar market potential, taking into account efficacy, safety, the anticipated Regulatory Authority approved labeling, the competitiveness of alternative products in the market place or under development, the patent and other proprietary position of the product, the likelihood of Regulatory Approval, the commercial value of the product and other relevant factors.

1.7.	Compound: shall mean the quinolone compound, designated by WAKUNAGA’s code name as WQ-3034, designated by Abbott’s code name as ABT-492, and which is known by the chemical name, including inter alia, 1-(6-amino-3,5-difluoro-2-pyridinyl)-8-chloro-6-fluoro-1,4-dihydro-7-( 3-hydroxy-1-azetidinyl)-4-oxo-3-quinolinecarboxylic acid, including any salts, hydrates, prodrugs, polymorphs, solvates and other forms thereof.

1.8.	Confidential Information: shall mean all secret, confidential or proprietary information or data, whether provided in written, oral, graphic, video, computer or other form, provided by or on behalf of one Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) pursuant to this Agreement or generated pursuant to this Agreement, including information relating to the Disclosing Party’s existing or proposed research, development efforts, patent applications, business or products, the terms of this Agreement and any other materials that have not been made available by the Disclosing Party to the general public. Notwithstanding the foregoing sentence, Confidential Information shall not include any information or materials that:

a)	were already known to the Receiving Party (other than under an obligation of confidentiality), at the time of disclosure by the Disclosing Party to the extent such Receiving Party has documentary evidence to that effect;

b)	were generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party;

c)	became generally available to the public or otherwise part of the public domain after its disclosure or development, as the case may be, and other than through any act or omission of the Receiving Party in breach of such Receiving Party’s confidentiality obligations under this Agreement;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

d)	were subsequently lawfully disclosed to the Receiving Party by a Third Party who had no obligation to the Disclosing Party not to disclose such information to others;

e)	were independently discovered or developed by or on behalf of the Receiving Party without the use of the Confidential Information belonging to the other Party and the Receiving Party has documentary evidence to that effect; or

f)	is approved for release by the Disclosing Party in writing.

1.9.	Effective Date: shall mean the date first written above.

1.10.	FDA: shall mean the United States Food and Drug Administration, or any successor agency thereof.

1.11.	First Commercial Sale: shall mean the first sale by RIB-X or its Affiliates or Sublicensees of a Product to a Third Party for end use or consumption of such Product in a country in the Territory after the relevant Regulatory Authorities in such country have granted Regulatory Approval of such Product.

1.12.	Force Majeure: shall means any occurrence beyond the reasonable control of a Party that prevents or substantially interferes with the performance by the Party of any of its obligations hereunder, if such occurs by reason of any act of God, flood, fire, explosion, earthquake, strike, lockout, labor dispute, casualty or accident; or war, revolution, civil commotion, acts of public enemies, terrorist attack, blockage or embargo; or any injunction, law, order, proclamation, regulation, ordinance, demand or requirement of any government (to the extent such government has ruling authority over such Party) or of any subdivision, authority or representative of any such government; or other similar event, beyond the reasonable control of such Party, if and only if the Party affected shall have used reasonable efforts to avoid such occurrence.

1.13.	Indications: shall mean indications for the human and/or veterinary uses of the Products.

1.14.	NDA: shall mean a New Drug Application pursuant to Section 505 of the Federal Food, Drug and Cosmetic Act (21 U.S.C. Section 355) submitted to the FDA, or any successor application or procedure required for Regulatory Approval to commence sale of a Product.

1.15.	Net Sales: shall mean the respective gross amounts invoiced by RIB-X, including its Affiliates or Subcontractors, or Sublicensees on account of respective sales of Products by RIB-X or such Sublicensees, less the total of:

a)	trade, cash and/or quantity discounts actually allowed or accrued which are not already reflected in the amount invoiced;

b)	excise, sales, value-added and other consumption taxes, tariffs and custom duties to the extent included in the invoice price and to the extent such taxes are remitted to the applicable taxing authority;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

c)	freight, insurance and other transportation charges to the extent included in the invoice price and separately identified on the invoice or other documentation maintained in the ordinary course of business;

d)	amounts repaid, credited or accrued by reason of returns, rejections, defects or recalls or because of chargebacks, retroactive price reductions, refunds or billing errors; and

e)	amounts equal to actual write-offs for relevant uncollectible accounts.

1.16.	Permits: shall mean any and all permits, approvals and licenses from the appropriate authorities, including but not limited to the U.S. FDA, related to the Compound and/or Products and held by Abbott, including, but not limited to, any registration dossiers developed, acquired and/or used by Abbott as of the Effective Date.

1.17.	Person or person: shall mean any individual, firm, corporation, partnership, limited liability company, trust, unincorporated organization or other entity or a government agency or political subdivision thereto, and shall include any successor (by merger or otherwise) of such Person.

1.18.	Phase I Clinical Trial: shall mean a controlled clinical trial designed to determine metabolism and pharmacologic actions of the Products in humans, the side effects associated with increasing dosage and early evidence of effectiveness, as more fully described in 21 C.F.R. §312.21(a).

1.19.	Phase II Clinical Trial: shall mean a controlled clinical trial designed to evaluate clinical efficacy and safety of the Products as well as to obtain an indication of the dosage regimen required, as more fully described in 21 C.F.R. §312.21(b).

1.20.	Phase III Clinical Trial: shall mean a controlled or uncontrolled clinical trial intended to gather the considerable information about effectiveness and safety of the Products in order to evaluate the overall benefit-risk relationship of the Products and to provide an adequate basis for physician labeling, as more fully described in 21 C.F.R. §312.21(c).

1.21.	Product or Products: shall mean one or more pharmaceutical preparations for the Indications containing the Compound.

1.22.	Proprietary Information: shall mean Wakunaga Proprietary Information and/or Abbott Proprietary Information.

1.23.	Prosecution: shall mean the preparation, filing, prosecution, issuance and maintenance (including interference, opposition and similar Third Party proceedings before the relevant patent office) of any patent applications and patents.

1.24.	Regulatory Approval: shall mean the technical, medical, scientific and other licenses, registrations, authorizations and approvals (including approvals of NDAs, and foreign equivalents, supplements and amendments, pre- and post-approvals, pricing and Third Party reimbursement approvals, and labeling approvals) of any national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity in the Territory, necessary for the development (including the conduct of clinical trials), manufacture, distribution, marketing, promotion, offer for sale, use, import, reimbursement, export and sale of the Products in a regulatory jurisdiction.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

1.25.	Regulatory Authority: shall mean any national (e.g., the FDA), supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity involved in the granting of Regulatory Approval in any country in the Territory.

1.26.	Rib-X Proprietary Information: shall mean any information developed by RIB-X or acquired by RIB-X from a Third Party after the Effective Date, in either case, in the course of developing or commercializing Compounds and/or Products pursuant to the licenses granted to RIB-X by WAKUNAGA hereunder and to the extent relating specifically to the Compound or Products and/or development and commercialization plans associated with the same.

1.27.	Royalties: shall mean the royalties including running royalties, initial payments, milestone payments or other payments similar thereto, to be paid by RIB-X and received by WAKUNAGA under this Agreement regarding the Wakunaga Patents, the Abbott Patents and/or the Proprietary Information, based upon RIB-X’s and/or Sublicensee’s sales of the Products and in consideration for the grant of the license to RIB-X hereunder.

1.28.	Subcontractor: shall mean a Person doing the activities contemplated herein on behalf of a Party, at full cost, account and responsibility of such Party.

1.29.	Sublicense: shall mean an agreement by which RIB-X sublicenses all or any part of its rights under the license granted in this Agreement to a Party who is not a Subcontractor.

1.30.	Sublicense Agreement: shall mean an agreement by which RIB-X grants a Sublicense to a Third Party (a “Sublicensee”) under the license to the Wakunaga Patents, Additional Wakunaga Patents and/or Abbott Patents granted to RIB-X by WAKUNAGA herein.

1.31.	Sublicensee: shall mean any Third Party to which RIB-X grants a Sublicense.

1.32.	Sublicense Income: shall mean all payments received by RIB-X from a Sublicensee as consideration for the grant or exercise of rights under a Sublicense of the rights granted to RIB-X under this Agreement, including upfront payments, down payments, initial payments, milestone payments and other payments similar thereto for Sublicenses but excluding the running royalties to be collectively paid by RIB-X on the Net Sales pursuant to provisions of Article 7.2 hereof and sponsored research payments, amounts paid in reimbursement of research and development costs (including without limitation, patent expenses and fees) incurred by RIB-X, and amounts paid by such Sublicensee for equity in RIB-X.

1.33.	Termination Agreement: shall mean the written agreement dated as of January 27, 2006 between Abbott and WAKUNAGA terminating the Abbott Agreement.

1.34.	Territory: shall mean all countries in the world.

1.35.	Third Party: shall mean any Person other than WAKUNAGA, RIB-X and their respective Affiliates.

1.36.	Valid Claim: shall mean a claim in any unexpired, issued patent which has not been irrevocably abandoned or held to be invalid or unenforceable by a non-appealed or unappealable decision of a court or other authority of competent jurisdiction, and which is not admitted to be invalid through disclaimer or dedication to the public.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

1.37.	Wakunaga Patents: shall mean all patents and/or patent applications (including without limitation, patents or patent applications constituting divisions, continuations, continuations-in-part, reissues, reexaminations, substitutions, extensions or renewals of the patents or applications aforesaid or additions or supplementary protection certificates with respect thereto, and any and all foreign counterparts of any of the foregoing) acquired or owned by WAKUNAGA before or during the term of this Agreement relating to the Compound and/or the Products. The Wakunaga Patents as of the Effective Date are listed and attached hereto as Appendix 2, which Appendix 2 shall be updated and/or corrected by WAKUNAGA from time to time, as appropriate, and provided to RIB-X.

1.38.	Wakunaga Proprietary Information: shall mean (i) the technologies, trade secrets including know-how, and (ii) data and documentation relating to the Compound and/or the Products, which WAKUNAGA acquired, owned and/or possessed prior to or during the term of this Agreement.

Article 2. Grant of License

2.1.	Exclusive Right and License

WAKUNAGA hereby grants to RIB-X an exclusive right and license, with the right to grant Sublicenses (subject to Section 2.5.) under the Wakunaga Patents and the Wakunaga Proprietary Information to research, have researched, develop, have developed, make, have made, use, have used, import, have imported, export, have exported, market, have marketed, offer for sale, sell and have sold the Compound and/or the Products for the Indications throughout the Territory.

2.2.	Non-exclusive Right and License

WAKUNAGA hereby grants to RIB-X a non-exclusive right and license with the right to grant Sublicenses (subject to Section 2.5.) to the Additional Wakunaga Patents to the extent they include subject matter necessary for the development or commercialization of the Compound and/or the Products contemplated in the license described above in Section 2.1. and only within the scope of the license relating to the Compound and/or the Products granted to RIB-X in Section 2.1. This non-exclusive license shall include the right to research, have researched, develop, have developed, make, have made, use, have used, import, have imported, export, have exported, market, have marketed, offer for sale, sell, and have sold the Compound and/or the Products for the Indications throughout the Territory.

2.3.	License to Abbott Patents and Abbott Proprietary Information

WAKUNAGA hereby grants to RIB-X an exclusive right and license, with the right to grant Sublicenses (subject to Section 2.5.) under the Abbott Patents and the Abbott Proprietary Information, within the scope that Abbott, under the Termination Agreement, grants a right and license to WAKUNAGA, to research, have researched, have developed, make, have made, use, have used, import, have imported, market, have marketed, offer for sale, sell

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

and have sold the Compound and/or the Products for the Indications throughout the Territory. As soon as possible following the Effective Date, WAKUNAGA shall transmit all appropriate letters to the FDA and other Regulatory Authorities in the Territory advising of the grant of rights herein, which have been transferred, on an as is basis, by Abbott to WAKUNAGA.

2.4.	Use of Sublicensees and Subcontractors

The licenses granted under Sections 2.1, 2.2 and 2.3. shall be deemed to include the right of RIB-X to use its Subcontractors in exercising such rights and in carrying out its obligations under this Agreement and to sublicense such rights, in whole or in part, to one or more Third Parties; provided, that RIB-X shall not grant a Sublicense to market or sell the Compound and/or the Products before RIB-X [***] without the consent of WAKUNAGA, which consent shall not be unreasonably withheld or delayed. RIB-X acknowledges that the grant of a Sublicense shall not relieve RIB-X from its obligations under this Agreement.

2.5.	Sublicense by RIB-X

RIB-X has, within the scope of the licenses granted by WAKUNAGA as set forth in Sections 2.1., 2.2. and 2.3., an exclusive right to grant to any Third Party a Sublicense to develop, make, use, sell, export, import and market the Compound and/or Products, under the Wakunaga Patents, Abbott Patents, Proprietary Information and other technical and/or proprietary information, provided that RIB-X shall notify WAKUNAGA and Abbott of the material aspects of such proposed Sublicense Agreement at least fifteen (15) days prior to the execution of such Sublicense Agreement, and shall obtain WAKUNAGA’s and Abbott’s prior written consent to any grant of license to a Third Party under the Wakunaga Patents, Abbott Patents or Proprietary Information, which consent shall not be unreasonably withheld. In any Sublicense granted pursuant to this Section 2.5., RIB-X shall further require that the Sublicensee shall notify WAKUNAGA and Abbott of the material aspects of any proposed Sublicense Agreement fifteen (15) days prior to the execution of such Sublicense Agreement, and that the Sublicensee shall obtain WAKUNAGA’s and Abbott’s prior written consent to any grant of a further sublicense to any Third Party under the Wakunaga Patents, Abbott Patents or Proprietary Information, which consent shall not be unreasonably withheld.

Article 3. Technology Transfer

3.1.	WAKUNAGA shall transfer as promptly as possible to RIB-X on an “as is” basis (i) complete copies of all of its files relating to the Wakunaga Patents, (ii) copies of written documentation relating to the Wakunaga Proprietary Information that is reasonably necessary or useful for RIB-X to perform its obligations or exercise its rights under this Agreement, and, to the extent that Abbott transfers same to WAKUNAGA with the right to disclose to RIB-X, (iii) copies of all files relating to the Abbott Patents, and (iv) copies of all Abbott Proprietary Information received pursuant to the Termination Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

3.2.	WAKUNAGA shall, to the extent within the scope of the Wakunaga Patents, Wakunaga Proprietary Information, Abbott Patents and/or Abbott Proprietary Information, provide RIB-X with technical support during the term of this Agreement under the conditions set forth in this Section 3.2. WAKUNAGA personnel shall not be required to provide RIB-X or any Sublicensee of RIB-X in excess of ten (10) days of support with respect to the subject matter of this Agreement which may occur at any time following the Effective Date. In the event that, subject to WAKUNAGA’s prior consent after negotiation between the Parties, which consent shall not be unreasonably withheld, WAKUNAGA will provide support in excess of ten (10) days of support, RIB-X hereby agrees to pay or have RIB-X Sublicensee pay WAKUNAGA at the rate of $[***]/hour (or such other reasonable rate as notified by WAKUNAGA upon thirty (30) days’ prior written notice) for time spent by WAKUNAGA personnel in connection with any support services requested by RIB-X or any RIB-X Sublicensee. WAKUNAGA personnel for the foregoing technical support may include up to forty (40) hours of time of Abbott personnel at WAKUNAGA’s sole discretion, or such other amount as agreed by Abbott, and all such personnel shall sign reasonable and customary confidentiality agreements as reasonably agreed by the Parties.

3.3.	WAKUNAGA shall, and shall use reasonable efforts to cause Abbott to, take all commercially reasonable steps necessary to provide declarations, consents and signatures, as well as perform all other activities reasonably required for the transfer of Proprietary Information as per Sections 3.1 and 3.2 above. The Parties recognize that WAKUNAGA cannot assure RIB-X that Abbott will comply with all such requests.

Article 4. Coordination of Communications

4.1.	Contact Persons

Promptly, but in no event later than sixty (60) days, following the Effective Date, each of RIB-X and WAKUNAGA shall appoint a person who shall act as a representative (and each Party may replace or temporarily substitute such representative at its sole discretion) who possesses a general understanding of the project contemplated herein and who shall act as its contact person (a “Contact Person”) hereunder. Each Contact Person shall be charged with serving as a contact point for the other Party and coordinating and maintaining a collaborative work environment within and among the Parties to the extent required by this Agreement.

4.2.	During the Term of this Agreement, RIB-X and WAKUNAGA may hold joint scientific meetings as described in Section 4.3 for the purpose of exchanging opinions, explanation of current states of the Parties and discussion on technical results, progress, and arrangement of matters regarding RIB-X’s development of Products hereunder.

4.3.	Meetings

Both or either of the Contact Persons may call meetings for the purpose set forth in Section 4.2. as reasonably requested by one of the Parties but no more frequently than once every six (6) months unless otherwise mutually agreed. Meetings may be held in person, by telephone or by video conference call, and the location of each meeting shall be as agreed to by the Parties. Each Party is entitled, subject to advance notice to the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

other Party and no reasonable objection by such Party, to invite a reasonable number of representatives and/or consultants reasonably acceptable to the other Party to attend meetings where appropriate, subject to written agreement by such Persons to be bound by the confidentiality provisions of this Agreement. Each Party shall be responsible for all travel and related costs and expenses for its representatives to participate in or attend meetings pursuant to this Section 4.3.

Article 5. Development

5.1.	RIB-X Responsibilities

RIB-X shall be solely responsible for, and shall use Commercially Reasonable Efforts in conducting, all research, pre-clinical and clinical studies, and other development and commercialization activities for the Compound and/or the Products in the Territory. RIB-X shall have sole discretion in determining which Products it will submit for Regulatory Approval, in which countries it will file for Regulatory Approvals of the Products and in which countries it will commercialize such Products.

5.2.	RIB-X Diligence Milestones

RIB-X shall use its Commercially Reasonable Efforts to achieve the following milestones:

5.2.1.	Within the [***] period following the Effective Date, RIB-X shall [***].

5.2.2.	RIB-X shall [***] from the Effective Date.

5.2.3.	RIB-X shall [***] from the Effective Date.

5.3.	Time Schedule

As soon as practicably possible after the Effective Date, RIB-X shall prepare a time schedule in writing for the anticipated development of Products, which shows substantial works conducted by RIB-X and expecting results therefrom in the course of the development from the beginnings up to the successful development of the Products and submit it to WAKUNAGA.

5.4.	Reports

During the Term of this Agreement, every six (6) months following the Effective Date, RIB-X shall provide WAKUNAGA with a written report describing in reasonable detail the current development status of the Compound and the Products, including a summary of all significant new clinical trial results since that last such report and a timetable of anticipated future development activities and milestones which has been or will be conducted by RIB-X, its Affiliates and its Sublicensees.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

5.5.	Regulatory Matters

5.5.1.	All Regulatory Approvals with respect to the Products in the Territory shall be in RIB-X’s name; provided, however, that RIB-X may have Sublicensees obtain all or any of such Regulatory Approvals with respect to the Products pursuant to valid Sublicense Agreements, but RIB-X shall be responsible for any Sublicensee’s activities regarding application for and obtainment of such Regulatory Approvals. RIB-X shall have exclusive control over, and authority and responsibility for, the regulatory strategies relating to the development and commercialization of all Products in the Territory, including: (a) the preparation of all documents submitted to Regulatory Authorities and the filing of all submissions relating to Regulatory Approval of Products; and (b) all regulatory actions, communications and meetings with any Regulatory Authority with respect to any Product. Upon the request of RIB-X, WAKUNAGA shall provide to RIB-X such information in its possession relating to the Compound as may be required for the foregoing regulatory activities. Such information shall be provided by WAKUNAGA on an “as is” basis to RIB-X and WAKUNAGA is not responsible for the use of such information by RIB-X, which shall be in RIB-X’s sole discretion.

5.5.2.	RIB-X shall be responsible for interfacing, corresponding and meeting with all Regulatory Authorities in the Territory with respect to all Products. Except as required by applicable law, WAKUNAGA shall not communicate directly with the FDA or any other Regulatory Authority or governmental entity in the Territory relating to any Product without the prior written consent of RIB-X. In furtherance thereof, WAKUNAGA shall refer all FDA and other Regulatory Authority and governmental entity communications relating to any Product in the Territory to RIB-X. WAKUNAGA shall cooperate with RIB-X to provide all reasonable assistance and take all actions reasonably requested by RIB-X that are necessary to comply with any law applicable to any Product, including reporting of adverse drug experience reports (and serious adverse drug experiences) to Regulatory Authorities in the Territory.

Article 6. Procurement of Compound

If WAKUNAGA and RIB-X agree that WAKUNAGA will supply Compound, RIB-X will purchase such Compound from WAKUNAGA under terms of a supply agreement that will be negotiated by the Parties in good faith.

Article 7. Consideration

7.1.	Milestone Payments

In consideration of the rights, licenses, Wakunaga Patents, Abbott Patents, Proprietary Information, assistance and service to be granted and provided by WAKUNAGA to RIB-X hereunder, RIB-X shall pay the following milestone payments (the “Milestone Payments”) within ten (10) calendar days following the first occurrence, and only the first occurrence of the specified event (whether the applicable milestone is achieved by RIB-X or any of its Sublicensees). For avoidance of doubt, each of the following Milestone Payments shall only be payable one time:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

7.1.1.	Upon the execution of this Agreement: One Million and Five Hundred Thousand U.S. Dollars (US$1,500,000);

7.1.2.	[***] following the [***]:[***] U.S. Dollars (US$[***]);

7.1.3.	[***] following the [***]:[***] U.S. Dollars (US$[***]);

7.1.4.	[***]:[***] U.S. Dollars (US$[***]) upon [***] as follows:

a)	[***] $[***]

b)	[***] $[***]

7.1.5.	[***]:[***] U.S. Dollars ($[***]) upon [***] as follows:

a)	[***] $[***]

b)	[***] $[***]

7.2.	Running Royalties

In consideration of the rights, licenses, Proprietary Information, assistance and services to be granted and provided by WAKUNAGA to RIB-X hereunder, RIB-X shall, in addition to the Milestone Payments set forth in Section 7.1., pay to WAKUNAGA the following running royalties:

7.2.1.	During the period that the manufacture, use or sale of a Product in a country is covered by a Valid Claim within any of the Wakunaga Patents or Abbott Patents in such country: Running royalties (i) at the rate of [***] percent ([***]%) of the aggregate annual Net Sales of such Products by RIB-X anywhere in the Territory and/or by its Sublicensees in the U.S. up to [***] U.S. Dollars (US$[***]), (ii) at the rate of [***] percent ([***]%) of the aggregate annual Net Sales of such Products by RIB-X anywhere in the Territory and/or by its Sublicensees in the U.S. above [***] U.S. Dollars (US$[***]), (iii) at the rate of [***] percent ([***]%) of the aggregate annual Net Sales of such Products by Sublicensees outside the U.S. up to [***] U.S. Dollars (US$[***]), and (iv) at the rate of [***] percent ([***]%) of the aggregate annual Net Sales of such Products by Sublicensees outside the U.S. above [***] U.S. Dollars (US$[***]), in each case, calculated on a calendar year basis. An Example of this calculation is attached as Appendix 5.

7.2.2.	On and after the expiration of the last Valid Claim of the Wakunaga Patents and the Abbott Patents in a country covering the manufacture, use or sale of a Product in such country, until fifteen (15) years following the date of the First Commercial Sale in such country: Running royalties at the rate of one-half of the relevant percentages set forth in Section 7.2.1. of Net Sales of the relevant Products sold in such country.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

7.3.	Sublicense Income Sharing

RIB-X shall pay to WAKUNAGA the greater of [***] percent ([***]%) of the Sublicense Income it receives during the term of this Agreement relevant to a given Sublicense Agreement or the cumulative relevant Milestone Payments due under Sections 7.1.4 and 7.1.5. with respect to the subject matter of such Sublicense Agreement. RIB-X shall make payments to WAKUNAGA of such percentage of the Sublicense Income within thirty (30) days after RIB-X receives the Sublicense Income, and RIB-X shall pay such relevant Milestone Payments as and when provided under Sections 7.1.4 and 7.1.5 as applicable, unless in either case such amount is not due because it is already covered by a credit resulting from the prior payment of a sufficient amount under this Section 7.3 to satisfy the obligations hereunder. An Example of this calculation is attached as Appendix 4.

Article 8. Payments and Report

8.1.	Accounting period

The accounting period for determining running royalty payments due hereunder shall be every calendar quarter and each such accounting period shall be closed at the end of each March, June, September and December, and within forty-five (45) days after the end of each accounting period, RIB-X shall pay WAKUNAGA such running royalty together with an English language report thereon as provided in Section 8.2 below.

8.2.	Statements and Payment

RIB-X shall deliver to WAKUNAGA, within forty-five (45) days after the end of each calendar quarter, the report setting forth for such calendar quarter the following information for the Products: (i) the Net Sales of such Products on a country-by-country basis; (ii) the basis for any adjustments to the running royalties due to WAKUNAGA on account of the Net Sales of such Products in any country; (iii) the running royalties due to WAKUNAGA on account of the Net Sales of such Products; and (iv) the exchange rates used in calculating any of the foregoing. The total running royalties due to WAKUNAGA on account of the Net Sales of Products during such calendar quarter shall be remitted at the time such report is made. RIB-X shall make all payments due to WAKUNAGA hereunder by telegraphic transfer in U.S. dollars to the credit of such bank account as WAKUNAGA shall designate to RIB-X in writing at least ten (10) days in advance of any payment.

8.3.	Taxes and Withholding

Any payments made by RIB-X to WAKUNAGA under this Agreement shall be reduced by the amount required to be paid or withheld pursuant to any applicable law, including United States federal, state or local tax law (“Withholding Taxes”). Any such Withholding Taxes shall be borne solely by WAKUNAGA. RIB-X, as applicable, shall submit to WAKUNAGA reasonable proof of payment of the Withholding Taxes, together with an accounting of the calculations of such taxes, within thirty (30) days after such Withholding Taxes are remitted to the proper authority. The Parties will cooperate reasonably (i) in completing and filing documents required under the provisions of any

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

applicable tax laws or under any other applicable law in connection with the making of any required tax payment or withholding payment, (ii) in connection with any claim to a refund of or credit for any such payment and (iii) in connection with working with tax authorities to avoid or minimize, to the extent legally possible under applicable tax laws, regulations, treaties and the like, any double taxation.

8.4.	Currency Exchange

With respect to the Net Sales invoiced or expenses incurred in U.S. Dollars, the Net Sales or expense amounts and the amounts due to WAKUNAGA hereunder shall be expressed in U.S. Dollars. With respect to the Net Sales invoiced or expenses incurred in a currency other than U.S. Dollars, the Net Sales or expense shall be expressed in the domestic currency of the Person making the sale or incurring the expense, together with the U.S. Dollar equivalent, calculated using the official rate of exchange of the currency of such country as quoted by The Wall Street Journal, New York edition, for the last day of the calendar quarter for which the payment is made. If the transfer or the conversion into U.S. Dollars in any such instance is not lawful or possible, the payment of such part of the royalties as is necessary shall be made by the deposit thereof, in whatever currency is allowable and acceptable by WAKUNAGA, to the credit and account of WAKUNAGA or its nominees in any commercial bank or trust company of its choice located in that country. Prompt notice of any such deposit shall be given by RIB-X to WAKUNAGA.

Article 9. Maintenance of Records

9.1.	Maintenance

During the term of this Agreement and for a period of five (5) years thereafter, RIB-X shall maintain, and shall require its respective Affiliates and Sublicensees to maintain, complete and accurate books and records in connection with the sale of the Products for a period of five (5) years from the date of any relevant transaction, as necessary to allow the accurate calculation of the amounts due to WAKUNAGA hereunder, including any records required to calculate any adjustments hereunder. WAKUNAGA shall have the right, no more than once in any calendar year, to engage an independent accounting firm reasonably acceptable to RIB-X and/or the Sublicensee, which shall have the right to examine in confidence the relevant RIB-X and/or Sublicensee records as may be reasonably necessary to determine and/or verify the payments of the Royalties due to WAKUNAGA hereunder as further provided below.

9.2.	Audit

Any examination permitted under Section 9.1. shall be conducted by WAKUNAGA or any designee (including Abbott) reasonably acceptable to RIB-X, and RIB-X and Sublicensees shall make their records available, during normal business hours, after at least fifteen (15) days’ prior written notice to RIB-X or the Sublicensee, as applicable, and such examination shall take place at the facility where such records are maintained. Each such examination shall be limited to pertinent books and records for a period of five

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

(5) years prior to the date of the audit request. Before permitting any independent accounting firm or party other than WAKUNAGA to have access to such books and records, RIB-X may require such independent accounting firm and its personnel involved in such audit to sign a confidentiality agreement (in form and substance reasonably acceptable to RIB-X) as to any confidential information which is to be provided to such accounting firm or to which such accounting firm will have access while conducting the audit under this Section 9.2. The reviewing independent accounting firm will prepare and provide to RIB-X a written report stating whether the reports submitted, if applicable, and amounts paid or charged, as the case may be, are correct or incorrect. WAKUNAGA agrees to hold in strict confidence all information disclosed to it pursuant to this Section 9.2., except to the extent necessary for WAKUNAGA to enforce its rights under this Agreement or if disclosure is required by law. In the event there was an underpayment by RIB-X, hereunder, then RIB-X shall promptly (but in no event later than thirty (30) days after RIB-X’s receipt of the independent auditor’s report so correctly concluding) make payment to WAKUNAGA of any shortfall. WAKUNAGA shall bear the full cost of such audit unless such audit discloses an underreporting by RIB-X, or an overcharge by WAKUNAGA of more than three percent (3%) of the aggregate amount due WAKUNAGA or charged to RIB-X, respectively, in any twelve (12) month period, and which aggregate incorrect amount is not less than fifty thousand U.S. dollars (US$50,000), in which case, RIB-X shall bear the full cost of such audit.

9.3.	Interest on Late Payments

Any failure by a Party to make a payment of any undisputed amount when due hereunder shall obligate such Party to pay interest to the other Party at a rate equal to one point five percent (1.5%) per month (or the maximum allowed by law, if less), calculated on the basis of a three hundred sixty (360) day year, the interest period commencing on the due date and ending on the payment date.

Article 10. Representations, Warranties and Covenants

10.1. Mutual Representations and Warranties

Each Party hereby represents, warrants and covenants to the other Party that:

10.1.1.	such Party is a corporation or entity duly organized, validly existing and in good standing under the laws of the country (or applicable subdivision thereof) of incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

10.1.2.	such Party is duly authorized, by all requisite corporate action, to execute and deliver this Agreement and the execution, delivery and performance of this Agreement by such Party does not require any shareholder action or approval, and the Person executing this Agreement on behalf of such Party is duly authorized to do so by all requisite corporate action;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

10.1.3.	no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority or any Third Party is required on the part of such Party in connection with the valid execution, delivery and performance of this Agreement, except where the failure to obtain any of the foregoing would not have a material adverse impact on the ability of such Party to fulfill its obligations hereunder;

10.1.4.	this Agreement is a legal and valid obligation binding upon such Party and enforceable in accordance with its terms except as enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights and (ii) equitable principles, in each case of general applicability;

10.1.5.	the execution, delivery and performance by such Party of this Agreement and its compliance with the terms and provisions of this Agreement does not and will not conflict with or result in a breach of any of the terms or provisions of (i) any contractual or other obligations of such Party, (ii) the provisions of its charter, bylaws or other organizational documents, or (iii) any order, writ, injunction or decree of any court or governmental authority entered against it or by which it or any of its property is bound, except where such breach or conflict would not have a material adverse impact on the ability of such Party to fulfill its obligations hereunder; and

10.1.6.	such Party shall comply in all material respects with all laws, rules and regulations applicable to its performance under this Agreement.

10.2.	Additional WAKUNAGA representations, Warranties and Covenants

  WAKUNAGA additionally represents, warrants and covenants to RIB-X that:

10.2.1.	WAKUNAGA has the full right, power and authority to grant, and is not prohibited by the terms of any agreement to which it is a party from granting, the licenses granted to RIB-X under Article 2. hereof;

10.2.2.	the Termination Agreement is in full force and effect as of the Effective Date and WAKUNAGA shall not take any action or fail to take any action which would cause such agreement to be modified in any manner that would adversely affect RIB-X’s rights hereunder; and RIB-X shall have no liability to make any payments or perform any acts other than as expressly set forth herein as a result of any obligations of WAKUNAGA under the Abbott Agreement or the Termination Agreement;

10.2.3.	WAKUNAGA has not granted and will not grant any rights inconsistent with the rights and licenses granted herein;

10.2.4.	to the best of WAKUNAGA’s knowledge, as of the Effective Date, the Wakunaga Patents, Additional Wakunaga Patents and Abbott Patents are valid and enforceable;

10.2.5.	to the best of WAKUNAGA’s knowledge, as of the Effective Date, WAKUNAGA holds good title to and is the legal and beneficial owner of the Wakunaga Patents, the Additional Wakunaga Patents and the Wakunaga Proprietary Information, free and clear of all liens, security interests, charges and other encumbrances of any kind, and no Third Party has any right, title or interest in the Wakunaga Patents or the Wakunaga Proprietary Information;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

10.2.6.	to the best of WAKUNAGA’s knowledge, as of the Effective Date, there are no pending claims, judgments or settlements against or owed by WAKUNAGA pending with respect to the Wakunaga Patents, Additional Wakunaga Patents or the Wakunaga Proprietary Information, and, WAKUNAGA has not received written notice of any threatened claims or litigation seeking to invalidate or render unenforceable any of the Wakunaga Patents. During the Term, WAKUNAGA shall promptly notify RIB-X in writing upon learning of any such actual or threatened claim, judgment or settlement;

10.2.7.	to the best of WAKUNAGA’s knowledge, as of the Effective Date, there are no inquiries, actions or other proceedings pending before or threatened by any Regulatory Authority or other government agency with respect to the Wakunaga Proprietary Information or the Compound or any Product, and WAKUNAGA has not received written notice threatening any such inquiry, action or other proceeding; and

10.2.8.	as of the Effective Date, WAKUNAGA has no knowledge that the exercise of the licenses granted herein would infringe the patent rights of any Third Party, nor does it have knowledge that any Third Party is infringing any of the Wakunaga Patents or the Abbott Patents.

10.3. Additional RIB-X representations, Warranties and Covenants

RIB-X additionally represents, warrants and covenants to WAKUNAGA that:

10.3.1.	RIB-X has the full right, power and authority to be granted, and is not prohibited by the turns of any agreement to which it is a party from being granted the licenses and rights granted by WAKUNAGA hereunder;

10.3.2.	RIB-X has not been previously granted and will not grant any rights inconsistent with the rights and licenses granted by WAKUNAGA to RIB-X herein;

10.3.3.	to the best of RIB-X’s knowledge as of the Effective Date, RIB-X has not made any commitment or undertaken any obligation which is reasonably expected to interfere with the full and complete performance of its obligations hereunder, and will not make any such commitment or undertake any such obligation during the term hereof;

10.3.4.	as of the Effective Date, there is not any claim or litigation pending or, to the best of RIB-X’s knowledge, threatened against RIB-X, or any lien or encumbrance of any kind that would reasonably be expected to interfere with RIB-X’s complete enjoyment of the rights in the business contemplated herein and under this Agreement;

10.3.5.	RIB-X will use Commercially Reasonable Efforts to procure and keep adequate funding so as to fully perform its contractual obligations set forth herein.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

10.4.	No-Warranty

In no event shall WAKUNAGA be deemed to represent or warrant to RIB-X that approvals or registrations for a Product will be obtained in all or any part of the Territory or that a Product may be commercially or legally marketed in the future.

10.5.	Disclaimer of Warranties

EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, CONCERNING THE SUCCESS OR POTENTIAL SUCCESS OF THE DEVELOPMENT, COMMERCIALIZATION, MARKETING OR SALE OF ANY PRODUCT. EXCEPT AS EXPRESSLY SET FORTH HEREIN, EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

Article 11. Intellectual Property

11.1.	WAKUNAGA’s Intellectual Property

WAKUNAGA shall solely own the Wakunaga Patents, the Additional Wakunaga Patents and the Wakunaga Proprietary Information. WAKUNAGA shall use reasonable efforts to prosecute and maintain the Additional Wakunaga Patents.

11.2.	RIB-X’s Intellectual Property

RIB-X shall solely own all right, title and interest in the Rib-X Proprietary Information, together with all patent rights and other intellectual property rights therein and, subject only to any express provisions of this Agreement granting rights therein to WAKUNAGA, shall have the right to freely exploit, transfer, license, or encumber its rights thereto.

11.3.	Abbott’s Intellectual Property

Both WAKUNAGA and RIB-X hereby confirm that Abbott shall solely own the Abbott Patents and the Abbott Proprietary Information. WAKUNAGA shall use Commercially Reasonable Efforts to obtain information from Abbott regarding the status of the prosecution and maintenance of the Abbott Patents and shall provide any such information it receives to RIB-X in a timely manner.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

11.4.	Prosecution of Wakunaga Patents

In the Territory, RIB-X shall have the right to Prosecute, at its own cost, the Wakunaga Patents, through patent counsel selected by RIB-X and reasonably acceptable to WAKUNAGA. RIB-X shall have the right to credit maintenance fees for such Wakunaga Patents against any fees due WAKUNAGA hereunder. WAKUNAGA and RIB-X shall consult and cooperate with each other regarding the Prosecution of the Wakunaga Patents. If RIB-X does not elect to assume such responsibility, WAKUNAGA shall have the right to continue Prosecution of the Wakunaga Patents at WAKUNAGA’s expense, with input from RIB-X as provided in Sections 11.5 and 11.6, mutatis mutandis.

11.5.	Right to Consult

During the Term of this Agreement, in the case of the Prosecution of the Wakunaga Patents by RIB-X, RIB-X shall copy WAKUNAGA, or have WAKUNAGA copied, on all substantive documents relating to Wakunaga Patents received from or to be filed in any patent office in the Territory, within fifteen (15) days of receipt from the patent office and at least fifteen (15) days prior to filing with the patent office, respectively, including copies of each patent application, official action, response to official action, declaration, information disclosure statement, request for terminal disclaimer, request for patent term extension, and request for reexamination. WAKUNAGA may comment on the Prosecution of the Wakunaga Patents and provide such comments to RIB-X patent counsel, and RIB-X shall require its patent counsel to consider in good faith such comments from WAKUNAGA. If WAKUNAGA does not provide its comments with respect to the Prosecution of a patent application and/or patent within the Wakunaga Patents within ten (10) days of receipt of the relevant documents and in no event later than fifteen (15) days prior to the deadline for filing or otherwise responding to the relevant paper in the relevant patent office, RIB-X shall be free to act without consideration of WAKUNAGA’s comments but in good faith.

11.6.	Abandonment of Prosecution by RIB-X

In the event that the Wakunaga Patents are being Prosecuted by RIB-X, RIB-X shall notify WAKUNAGA in the event it is unable or unwilling for any reason to Prosecute all or any of the Wakunaga Patents pursuant to Section 11.5. Such notification shall be given within a reasonable period (i.e., with sufficient time for WAKUNAGA to take whatever action may be necessary or desired) prior to the date on which such patent application(s) or patent(s) will lapse or go abandoned, and, in such event, WAKUNAGA shall have the right, but not the obligation, to Prosecute at its own cost the patent rights within such Wakunaga Patents, through patent counsel selected by WAKUNAGA and reasonably acceptable to RIB-X, to the extent such Wakunaga Patents are being Prosecuted in the United States and/or such other countries as the Parties may agree in writing. In the event WAKUNAGA is Prosecuting any Wakunaga Patents pursuant to this Section 11.6, the provisions of Section 11.5 shall apply in favor of RIB-X, mutatis mutandis.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

11.7.	Patent Term Extensions

To the extent that RIB-X is then Prosecuting the relevant Wakunaga Patents, WAKUNAGA shall have the right to request that RIB-X shall (at WAKUNAGA’s cost and expense and with WAKUNAGA’s cooperation) file all applications and take actions necessary to obtain patent extension pursuant to 35 U.S.C. §156 or like foreign statutes for the Wakunaga Patents in the Territory, which extensions shall be owned by WAKUNAGA. RIB-X shall also have the right to initiate any such action, at WAKUNAGA’s cost and expense and with WAKUNAGA’s cooperation. If RIB-X declines to pursue such patent extensions, then WAKUNAGA may file all such applications and take all such actions necessary to obtain such patent extensions. RIB-X agrees to sign such further documents and take such further actions as may be requested by WAKUNAGA in this regard.

11.8.	Suits for Infringement of the Wakunaga Patents

If WAKUNAGA or RIB-X becomes aware of infringement of any patent included in the Wakunaga Patents by a Third Party in the Territory, such Party shall promptly notify the other Party in writing to that effect and provide a summary of the relevant facts and circumstances known to such Party relating to such infringement (“Infringement Notice”). RIB-X shall have the right, at its sole discretion, on its own behalf, to institute, prosecute and control any action or proceeding to restrain infringement of any Wakunaga Patents in the Territory. WAKUNAGA shall have the right, but not the obligation, to be joined as a party plaintiff if necessary to prosecute the action or proceeding and shall provide all reasonable cooperation, including any necessary use of its name, required to prosecute such litigation. RIB-X shall have sole control of any such suit and all negotiations for its settlement or compromise; provided, that RIB-X shall not settle or compromise any such suit or enter into any consent order for the settlement or compromise thereof without the prior written consent of WAKUNAGA, which consent shall not be unreasonably withheld or delayed.

11.9.	Step-in Right for WAKUNAGA

If, prior to the expiration of six (6) months from said Infringement Notice, RIB-X is not engaged in active negotiations with such Third Party or has not obtained a discontinuance of an alleged infringement by a Third Party or brought an infringement action or proceeding or otherwise taken appropriate action to abate such infringement, or if RIB-X shall notify WAKUNAGA at any time prior thereto of its intention not to bring suit against an alleged infringer and such infringement is relevant to the Compound and/or the Product in the Territory, then, and in those events only, WAKUNAGA shall have the right, but not be obligated, to institute, prosecute and control any action or proceeding to restrain such infringement. RIB-X agrees to be joined as a party plaintiff if necessary to prosecute the action or proceeding and shall provide all reasonable cooperation, including any necessary use of its name, required to prosecute such litigation. WAKUNAGA shall have sole control of any such suit and all negotiations for its settlement or compromise; provided, that WAKUNAGA shall not settle or compromise any such suit or enter into any consent order for the settlement or compromise thereof without the prior written consent of RIB-X, which consent shall not be unreasonably withheld or delayed.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

11.10.	Costs and Recoveries from Infringement Action

Each Party shall assume and pay all of its own out-of-pocket costs incurred in connection with any litigation or proceedings described in Sections 11.8. and 11.9., including the fees and expenses of that Party’s counsel. Any recovery obtained by any Party as a result of any proceeding described in Sections 11.8. and 11.9., by settlement or otherwise, shall be applied in the following order of priority: (i) first, to reimburse the instituting Party for all litigation costs in connection with such proceeding paid by that Party and not otherwise recovered; (ii) second, to reimburse the other Party for all litigation costs in connection with such proceeding paid by that Party and not otherwise recovered; and (iii) third, the remainder of the recovery shall be shared [***]% to the instituting Party and [***]% to the other Party.

11.11.	Infringement of Third Party Rights

With respect to any and all Third Party Claims instituted against RIB-X or WAKUNAGA or any of their respective Affiliates or Sublicensees for patent infringement involving the use, sale, license or marketing of the Products in the Territory by RIB-X, its Affiliates or Sublicensees during the Term, RIB-X shall defend and control any action or proceeding with respect to such claim. WAKUNAGA may be represented by its own counsel in any such action and WAKUNAGA may be joined as a party if necessary to defend the action or proceeding and shall provide all reasonable cooperation, including any necessary use of its name, required to defend such litigation. RIB-X shall act as the party in any such suit and all negotiations for its settlement or compromise; provided, that RIB-X shall not settle or compromise any such suit or enter into any consent order for the settlement or compromise thereof without the prior written consent of WAKUNAGA, which consent shall not be unreasonably withheld or delayed.

11.12.	Costs and Expenses from Defending an Infringement Action

All out-of-pocket costs and expenses incurred in connection with any litigation or proceedings described in Section 11.11., including the fees and expenses of counsel, shall be borne by the Party taking the action.

11.13.	No Warranty by WAKUNAGA

EXCEPT AS EXPRESSLY SET FORTH HEREIN, NOTHING CONTAINED IN THIS AGREEMENT SHALL BE CONSTRUED AS A WARRANTY OR REPRESENTATION BY WAKUNAGA AS TO THE VALIDITY OR SCOPE OF ANY WAKUNAGA PATENTS OR WAKUNAGA PROPRIETARY INFORMATION.

11.14. Abbott	Property

With respect to Abbott properties such as Abbott Patents and/or Abbott Proprietary Information, whenever anything in relation to this Agreement occurs, both Parties shall discuss any matter with Abbott in good faith and find a proper solution so as to reach the satisfaction of Abbott, RIB-X and WAKUNAGA.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Article 12. Indemnification

12.1.	Indemnification by WAKUNAGA

WAKUNAGA shall defend, indemnify and hold harmless RIB-X and its Affiliates and each of their officers, directors, shareholders, employees, successors and assigns from and against all claims of Third Parties (a “Third Party Claim”), and all associated losses, to the extent arising out of (i) WAKUNAGA’s negligence or willful misconduct in performing any of its obligations under this Agreement, or (ii) a breach by WAKUNAGA of any of its representations, warranties, covenants or agreements under this Agreement; provided, that in all cases referred to in this Section 12.1., WAKUNAGA shall have no liability to RIB-X for any losses of RIB-X to the extent that such losses are caused by (a) the negligence or willful misconduct of RIB-X or its Affiliates or (b) any breach by RIB-X of its representations, warranties, covenants or agreements hereunder, including without limitation as provided in Section 12.2 below.

12.2.	Indemnification by RIB-X

RIB-X shall defend, indemnify and hold harmless WAKUNAGA and its Affiliates and each of their officers, directors, shareholders, employees, successors and assigns from and against all Third Party Claims, and all associated losses, to the extent arising out of (i) RIB-X’s and/or its Sublicensee’s negligence or willful misconduct in performing any of its obligations under this Agreement, (ii) a breach by RIB-X of any of its representations, warranties, covenants or agreements under this Agreement, or (iii) the development, commercialization, manufacture, sale and any other disposition of the Products by RIB-X, its Affiliates, Subcontractors or its Sublicensees; provided, that in all cases referred to in this Section 12.2., RIB-X shall have no liability to WAKUNAGA for any losses of WAKUNAGA to the extent such losses were caused by (a) the negligence or willful misconduct of WAKUNAGA or its Affiliates or (b) any breach by WAKUNAGA of its representations, warranties, covenants or agreements hereunder.

12.3.	Procedure for Indemnification

Each Party will notify promptly the other if it becomes aware of a Third Party Claim for which indemnification may be sought hereunder and will give such information with respect thereto as the other Party shall reasonably request and as is reasonably available to such Party. If any proceeding (including any governmental investigation) is instituted involving any Party regarding which indemnity may be sought pursuant to Section 12.1. or 12.2., such Party (the “Indemnified Party”) shall not make any admission concerning such claim, but shall promptly notify the other Party (the “Indemnifying Party”) in writing and the Indemnifying Party and Indemnified Party shall meet to discuss how to respond to any claims that are the subject matter of such proceeding. The Indemnifying Party shall not be obligated to indemnify the Indemnified Party to the extent any admission made by the Indemnified Party or any failure by such Party to notify the Indemnifying Party of the Third Party Claim materially prejudices the defense of such claim.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

12.4.	Defense of Claim

If the Indemnifying Party elects to defend a claim from Third Party, it shall give notice to the Indemnified Party within thirty (30) days after the receipt of the notice from the Indemnified Party of the potential indemnifiable claim which involves (and continues to involve) solely monetary damages; provided, that the Indemnifying Party expressly agrees in such notice that, as between the Indemnifying Party and the Indemnified Party, the Indemnifying Party shall be solely obligated to satisfy and discharge the Third Party claim, subject to the terms, conditions and limitations of this Agreement (the “Litigation Conditions”). Subject to compliance with the Litigation Conditions, the Indemnifying Party shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, the Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless: (i) the Indemnifying Party and the Indemnified Party shall have agreed to the retention of such counsel, or (ii) the named parties to any such proceeding include both the Indemnifying Party and the Indemnified Party and representation of both Parties by the same counsel would be inappropriate due to actual or potential differing interests between them. All such fees and expenses shall be reimbursed as they are incurred. If the litigation conditions are not satisfied within thirty (30) days after notice of the Third Party claim was provided to the Indemnifying Party, then the Indemnified Party shall have the right to control the defense of such Third Party claim and the Indemnifying Party shall have the right to participate in such defense at the Indemnifying Party’s own expense. The Indemnified Party shall not settle any claim for which it is seeking indemnification without the prior consent of the Indemnifying Party which consent shall not be unreasonably withheld. The Indemnified Party shall, if requested by the Indemnifying Party, cooperate in all reasonable respects in the defense of such claim that is being managed and controlled by the Indemnifying Party. The Indemnifying Party shall not, without the written consent of the Indemnified Party (which consent shall not be unreasonably withheld or delayed), effect any settlement of any pending or threatened proceeding in respect of which the Indemnified Party is a Party and indemnity could have been sought hereunder by the Indemnified Party, unless such settlement includes an unconditional release of the Indemnified Party from all liability on claims that are the subject matter of such proceeding.

Article 13. Insurance

13.1.	Insurance to be Effected by RIB-X

Immediately upon commencing a clinical trial for any Product during the Term and thereafter for (i) a period of five (5) years after the termination or expiration of this Agreement or (ii) for so long as sales of Product are continuing, whichever is longer, RIB-X shall obtain and/or maintain, respectively, at its sole cost and expense, product

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

liability insurance (including any self-insured arrangements) covering all Third Party claims with respect to the Product developed, manufactured and sold by RIB-X, its Affiliates, Sublicensees and/or Subcontractors, in amounts which are reasonable and customary in the United States pharmaceutical and biotechnology industry for companies of comparable size and activities at the place of business of RIB-X. RIB-X shall provide written proof of the existence of such insurance to WAKUNAGA upon reasonable request.

13.2.	Insurance to be Effected by Sublicensees

RIB-X shall cause its Sublicensees, if any, to obtain and maintain product liability insurance with the same manner and effect as set forth in Section 13.1., as applicable.

13.3.	Limitation of Liability

IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER OR ANY OF ITS AFFILIATES FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES (INCLUDING LOST PROFITS, BUSINESS OR GOODWILL) SUFFERED OR INCURRED BY SUCH OTHER PARTY OR ITS AFFILIATES IN CONNECTION WITH A BREACH OR ALLEGED BREACH OF THIS AGREEMENT. THE FOREGOING SENTENCE SHALL NOT LIMIT THE OBLIGATIONS OF EITHER PARTY TO INDEMNIFY THE OTHER PARTY FROM AND AGAINST THIRD PARTY CLAIMS UNDER ARTICLE 12.

Article 14. Confidentiality, Publication and Public Announcements

14.1.	Confidentiality

Except to the extent expressly authorized by this Agreement or otherwise expressly agreed in writing, RIB-X and WAKUNAGA agree that, until the later of (a) the termination or expiration of this Agreement or (b) five (5) years after the date of disclosure, each of RIB-X or WAKUNAGA, upon receiving or learning of any Confidential Information of the Disclosing Party, shall keep such Confidential Information confidential and otherwise shall not disclose or use such Confidential Information for any purpose other than as provided for in this Agreement. The Receiving Party shall advise its employees and consultants who might have access to the Disclosing Party’s Confidential Information of the confidential nature thereof and agrees that its employees and consultants shall be bound by the terms of this Agreement. The Receiving Party shall not disclose any Confidential Information of the Disclosing Party to any employee who does not have a reasonable need for such information.

14.2.	Authorized Disclosure

Notwithstanding the foregoing, each of RIB-X and WAKUNAGA may disclose Confidential Information of the Disclosing Party to a Third Party to the extent such disclosure is reasonably necessary to exercise the rights granted to or retained by it under this Agreement, or to conduct clinical trials as permitted hereunder with respect to Products or in prosecuting patent applications, or prosecuting or defending litigation, or

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

to the extent required to comply with applicable governmental regulations, the requirements of a tax authority, Regulatory Authority or other governmental entity; provided, that if a Party is required by law to make any such disclosure of the Disclosing Party’s Confidential Information, to the extent it may legally do so, it will give reasonable (under the circumstances) advance notice to the Disclosing Party of such disclosure so as to permit the Disclosing Party to secure, if it so desires, confidential treatment of such Confidential Information prior to its disclosure (whether through protective orders or otherwise). If the Disclosing Party has not filed a patent application with respect to such Confidential Information, it may require the Receiving Party to delay the proposed disclosure (to the extent the Disclosing Party may legally do so), for up to ninety (90) days, to allow for the filing of such an application; provided, that if a disclosure is required by law or order and such a delay is not possible, the Parties shall cooperate to restrict or delay disclosure to the extent possible in order to allow for the filing of such an application or the securing of other protection for such Confidential Information. Further, WAKUNAGA retains a right to disclose to Abbott any part of Confidential Information including contents of this Agreement, but within and to the extent of necessity to obtain Abbott’s consent as set forth in Section 2.5 hereof or as otherwise required by the Termination Agreement, subject to Abbott’s agreement to maintain such information as confidential, and provided that RIB-X shall be given prior notice of the nature and content of any such disclosure to Abbott.

14.3.	Return of Confidential Information

Except as otherwise set forth herein, upon termination (but not expiration) of this Agreement, the Receiving Party shall promptly return all of the Disclosing Party’s Confidential Information, including all reproductions and copies thereof in any medium, except that the Receiving Party may retain one copy for its legal files.

14.4.	Unauthorized Use

If a Receiving Party becomes aware or has knowledge of any unauthorized use or disclosure of the Disclosing Party’s Confidential Information, it shall promptly notify the Disclosing Party of such unauthorized use or disclosure.

14.5.	Public Announcements

Except as required by applicable laws, treaties and agreements (including securities laws), the Parties agree that the material terms of this Agreement will be considered Confidential Information of both Parties. Notwithstanding the foregoing, (a) either Party may disclose such terms as are required to be disclosed in any publicly-filed financial statements or other public statements, pursuant to applicable laws, regulations and stock exchange rules (e.g., the rules of the U.S. Securities and Exchange Commission, NASDAQ, NYSE or any other stock exchange on which securities issued by either party may be listed); provided, such Party shall provide the other Party with a copy of the proposed text of such statements or disclosure (including any exhibits containing this Agreement) sufficiently in advance of the scheduled release or publication thereof to

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

afford such other Party a reasonable opportunity to review and comment upon the proposed text (including redacted versions of this Agreement), (b) either Party shall have the further right to disclose the material financial terms of this Agreement under a confidentiality obligation no less protective than as set forth in this Agreement, to any potential acquirer, merger partner or potential providers of financing and their advisors, (c) either Party shall have the further right to disclose the material terms of this Agreement to institutional investors, investment bankers, industry analysts and other providers of financing, provided that such Party shall use all reasonable efforts to protect the confidentiality of such term, and (d) RIB-X shall have the right to disclose information regarding the development or commercialization status of Products in the Territory to the extent such disclosure is deemed reasonably necessary or desirable by RIB-X or required by applicable laws or stock exchange rules. Neither Party shall make any other statement to the public regarding the execution and/or any other aspect of the subject matter of this Agreement, except: (i) where a Party reasonably believes disclosure is required under applicable laws or ethical commercial practice, (ii) either Party may use the text of a statement previously approved by the other Party and (iii) except as provided above, neither Party may make statements pertaining to this Agreement and the subject matter hereof including without limitation information on development or commercialization status of Products without the prior review and consent of the CEO or president of the other Party or an individual designated by such person.

The Parties shall discuss and agree (such agreement not to be unreasonably withheld, conditioned or delayed) upon the content and timing of a press release announcing the execution of this Agreement, and neither Party shall issue a press release until such time as the Parties have agreed to such content and timing.

Article 15. Term and Termination

15.1.	Term

This Agreement shall become effective on the Effective Date and, unless earlier terminated by mutual agreement of the Parties in writing or pursuant to the relative provisions of this Article, this Agreement shall continue in full force and effect on a country-by-country and product-by-product basis from the Effective Date until the expiration or termination of any obligation of RIB-X to pay any royalties to WAKUNAGA pursuant to Section 7.2 hereof (the “Term”). After any such date in any country, RIB-X shall have a perpetual, fully paid-up license to the relevant rights granted hereunder in such country.

15.2.	Acquisition of RIB-X

In the event (a) of a transfer or sale of all or substantially all of RIB-X’s business (whether by asset sale, merger, consolidation, or similar transaction) and (b) the successor or potential successor requires RIB-X to terminate a substantial part of development or commercialization activities hereunder, then WAKUNAGA may terminate this Agreement in its entirety upon ten (10) business days’ advance written notice to RIB-X if RIB-X, its successor or potential successor does not cure such failure within sixty (60) days following such notice.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

15.3.	Material Breach

Upon a material breach of this Agreement by RIB-X on the one hand, or WAKUNAGA on the other hand (in such capacity, the “Breaching Party”), the other Party (in such capacity, the “Non-Breaching Party”) may provide written notice (a “Breach Notice”) to the Breaching Party specifying the material breach. If (a) such breach is capable of cure and the Breaching Party fails to cure such material breach during the ninety (90) day period (or, if applicable, such longer period, but not to exceed one hundred and eighty (180) days, as would be reasonably necessary for a diligent party to cure such material breach, provided the Breaching Party has commenced and continues its diligent efforts to cure during the initial ninety (90) day period following the date on which the Breach Notice is provided), or (b) if such breach is not capable of cure, then upon expiration of a period of ninety (90) days after the Breach Notice, in such event the Non-Breaching Party may terminate this Agreement on a Product-by-Product and country-by-country basis with respect to the Product and country to which the breach relates. For the purposes of this Section 15.3., material breach shall mean a breach which materially adversely affects the rights under this Agreement of the other Party with respect to the applicable Products and in the applicable country taken in their entirety.

15.4.	Bankruptcy

Either Party may, subject to the provisions set forth herein, terminate this Agreement without further action by such Party if, at any time, the other Party shall: (a) file in any court pursuant to any statute a petition for bankruptcy or insolvency, or for reorganization in bankruptcy, or for an arrangement or for the appointment of a receiver, trustee or administrator of the other Party or of its assets; (b) be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within sixty (60) days after the filing thereof; (c) propose or be a party to any dissolution; or (d) make an assignment for the benefit of its creditors.

15.5.	Termination with cause by RIB-X

RIB-X shall have the right to terminate this Agreement on a country-by-country basis and/or Product-by-Product basis or in its entirety at any time upon six (6) months prior written notice to WAKUNAGA with reasonable cause based upon scientific, medical, regulatory or commercial feasibility reasons such as inadequate medical efficacy, safety concerns, restrictions in approved labeling or insufficient price reimbursement, as specifically described by RIB-X in such notice. Notwithstanding any provision of this Agreement to the contrary, in the event that an irrevocable notice of termination of this Agreement, in its entirety, is given by RIB-X to WAKUNAGA pursuant to this Section 15.5, within either the six (6) week period referenced in Section 7.1.2 or the eight (8) month period referenced in Section 7.1.3, RIB-X may tentatively suspend the relevant milestone payment regardless of the effective date of such termination, provided that RIB-X shall not suspend the milestone payment unless WAKUNAGA agrees in writing to the justification of termination by RIB-X at which time, such payments shall no longer be due by RIB-X to WAKUNAGA.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

15.6.	Continuing Rights of Sublicensees

Upon any termination of this Agreement, each Sublicense previously granted by RIB-X or any of its Affiliates to any Sublicensee shall, at WAKUNAGA’s option, remain in effect and shall become a direct license or sublicense, as the case may be, of such rights by WAKUNAGA to such Sublicensee, subject to the Sublicensee agreeing in writing to assume RIB-X’s terms, conditions and obligations to WAKUNAGA under this Agreement as they pertain to the sublicensed rights, including the payment of the Sublicense Income and/or the Royalties, if any, to WAKUNAGA in respect of Net Sales for sales of Products by such Sublicensee anywhere in the Territory. For avoidance of doubt, in the event this Agreement is terminated and any such Sublicense is assumed by WAKUNAGA, RIB-X shall be deemed to waive the right to receive Sublicense Income from such Sublicensee solely to the extent directly related to the Wakunaga Patents, Additional Wakunaga Patents, Wakunaga Proprietary Information, Abbott Patents and/or Proprietary Information and to transfer or revert such right to WAKUNAGA, and WAKUNAGA shall be entitled to succeed to such right.

15.7.	Effect of Expiration or Termination

Upon the expiration of this Agreement or the termination of this Agreement (or relevant portion thereof, if termination is only as to a certain Product and/or country) as provided above:

15.7.1.	Expiration

Where the Agreement expires in accordance with Section 15.1., then, in addition to any obligations expressly set forth elsewhere in this Agreement, the licenses granted to RIB-X by WAKUNAGA hereunder shall become fully paid-up, royalty-free, perpetual and irrevocable.

15.7.2.	Breach by, Acquisition of or Insolvency of RIB-X or Termination by RIB-X

Where termination is by WAKUNAGA pursuant to Section 15.2., 15.3. or 15.4., or by RIB-X pursuant to Section 15.5., then, in addition to any obligations expressly set forth elsewhere in this Agreement:

a)	the licenses granted to RIB-X by WAKUNAGA hereunder shall terminate;

b)	RIB-X and its Sublicensees may, for a period of six (6) months following termination, continue to sell existing inventory of Products provided that royalties on such Products are paid to WAKUNAGA as provided herein;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

c)	RIB-X shall pay any Milestone Payments due for events which are achieved prior to the effective date of termination;

d)	RIB-X shall transfer to WAKUNAGA without any payment all governmental approvals and licenses for the Compound and the Products, including any Regulatory Approvals, and the registration dossiers developed, acquired and/or used by RIB-X in the Territory during the Term of this Agreement, and RIB-X shall take all necessary procedures, including preparation of official documents, for such transfer at governmental authorities in the Territory by itself or its Sublicensees together with WAKUNAGA or WAKUNAGA’s designee. Such transfer shall be accompanied by documentation, data and information related to the Compound and the Products that can be transferred by RIB-X; and

e)	RIB-X shall grant WAKUNAGA a perpetual, non-royalty bearing, exclusive license, with the right to grant sublicenses, to all Rib-X Proprietary Information reasonably necessary for WAKUNAGA, alone or in conjunction with a Third Party to develop and commercialize the Compound and the Products.

15.7.3.	Breach by or Insolvency of WAKUNAGA

Where termination is by RIB-X pursuant to Section 15.3. or 15.4., then, in addition to any obligations expressly set forth elsewhere in this Agreement, the licenses granted by WAKUNAGA to RIB-X shall become fully-paid, royalty-free, perpetual and irrevocable; and RIB-X shall be entitled to retain copies of all Wakunaga Proprietary Information and Abbott Proprietary Information as is necessary for RIB-X to exercise its rights hereunder.

15.7.4.	Accrued Rights

Expiration or termination of this Agreement pursuant to Article 15 shall not (i) relieve a Party of any obligation accruing to such Party prior to such termination, including without limitation any obligation to make payment, or (ii) result in the waiver of any right or remedy by a Party accruing to such Party prior to such termination.

15.7.5.	Confidential Information

Upon any termination or expiration of this Agreement each Party shall promptly return and/or destroy all Confidential Information of the other Party in its possession; provided that each Party shall be entitled to retain any such Confidential Information reasonably necessary to practice any surviving rights hereunder, and that one copy of any such Confidential Information may be retained in the recipient’s legal files for purposes of determining such Party’s obligations hereunder.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Article 16. Miscellaneous

16.1.	Assignment

This Agreement may not be assigned or otherwise transferred (in whole or in part, whether voluntarily, by operation of law or otherwise) by either Party without the prior written consent of the other Party (which consent shall not be unreasonably withheld); provided, however, that either Party may assign this Agreement to any Affiliate or to any successor of all or substantially all of its business to which this Agreement relates without such prior written consent, provided further that such successor has existing expertise in the development and/or commercialization of pharmaceutical products. This Agreement shall be binding upon the permitted successors and assigns of the Parties.

16.2.	Further Actions

Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

16.3.	Force Majeure

Neither Party shall be liable to the other Party for loss or damages, or shall have any right to terminate this Agreement for any default or delay attributable to any Force Majeure; provided, that the Party affected gives prompt notice of any such cause to the other Party. The Party giving such notice shall thereupon be excused from such of its obligations hereunder for so long as it is thereby disabled from performing such obligations; provided, that such affected Party promptly commences and continues to use its Commercially Reasonable Efforts to cure such disablement as soon as practicable.

16.4.	Notices

Notices to WAKUNAGA shall be addressed to:

Wakunaga Pharmaceutical Co., Ltd.

Address: 1624 Shimokotachi, Akitakata, Hiroshima 739-1195, Japan

Attention: Executive Vice President, Head of Research and Development Division

Facsimile No.: +81-[***]

Email: [***]wakunaga.co.jp

Notices to RIB-X shall be addressed to:

Rib-X Pharmaceuticals, Inc.

Address: 300 George Street, Suite 301, New Haven, Conn., 06511 U.S.A.

Attention: CEO

Facsimile No.: 203 624-5627

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Notices to Abbott pursuant to Section 2.5 shall be addressed to:

Address: 100 Abbott Park Road, Abbott Park, IL. 60064-3500, U.S.A.

Attention: Vice President, Pharmaceutical Licensing & Business Development

Abbott

with a copy to:

Address: 100 Abbott Park Road, Abbott Park, IL. 60064-3500, U.S.A.

Attention: Vice President, Legal Operations

Abbott Pharmaceutical Products Group

Either Party may change the address to which notices shall be sent by giving notice to the other Party in the manner herein provided. WAKUNAGA shall be responsible for notifying RIB-X of any changes to the Abbott notice address, and shall hold RIB-X harmless from any failure to do so. Any notice required or provided for by the terms of this Agreement shall be in writing and shall be (a) sent by registered or certified mail, return receipt requested, postage prepaid, (b) sent via a reputable overnight courier service providing evidence of receipt, or (c) sent by facsimile or email transmission if receipt is confirmed in writing by the recipient, in each case properly addressed in accordance with the paragraphs above. The effective date of any notice shall be the actual date of receipt by the Party receiving the same.

16.5.	Amendment

No amendment, modification or supplement of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party.

16.6.	Waiver

No provision of this Agreement shall be waived by any act, omission or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party.

16.7.	Counterparts

This Agreement may be executed in counterparts and such counterparts taken together shall constitute one and the same agreement.

16.8.	Descriptive Headings; Certain Conventions

The descriptive headings of this Agreement are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement. Unless otherwise expressly provided herein or the context of this Agreement otherwise requires, (a) words of any gender include each other gender, (b) words such as “herein”, “hereof’, and “hereunder” refer to this Agreement as a whole and not merely to the particular provision in which such words appear, (c) words using the singular shall

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

include the plural, and vice versa, (d) the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “but not limited to”, “without limitation”, “inter alia” or words of similar import, (e) the word “or” shall be deemed to include the word “and” (e.g., “and/or”), (f) the words “Party” and “Parties” shall mean either singularly or collectively WAKUNAGA and/or RIB-X, the use of these words being a convenience of drafting and their intent and meaning being apparent from their context; and (g) references to “Article,” “Section,” or other subdivision, or to an Appendix, without reference to a document are to the specified provision, Appendix of this Agreement.

16.9.	Choice of Law and Jurisdiction

16.9.1.	This Agreement shall be interpreted, construed and governed by the laws of the country or the state where arbitration is to be held pursuant to Section 16.9.2.

16.9.2.	All disputes or discords which may arise from or in connection with this Agreement which cannot be settled amicably shall be finally settled by arbitration by three arbitrators. One arbitrator shall be appointed by RIB-X, one by WAKUNAGA and together such two arbitrators shall appoint a third arbitrator. If the defendant in such dispute or discord is WAKUNAGA, the arbitration shall take place in Tokyo, Japan in accordance with the Commercial Arbitration Rules of The Japan Commercial Arbitration Association. If the defendant is RIB-X, in Hartford, Conn., U.S.A. in accordance with the Commercial Arbitration Rules of American Arbitration Association. The decision of such arbitration shall be conclusive and binding on both Parties. The language to be used in the arbitral proceedings shall be English and Japanese. The costs of such arbitration shall be borne equally by the Parties.

16.9.3.	Notwithstanding the foregoing, both Parties shall be entitled to petition a competent court of Japan or of U.S.A for interim or interlocutory relief; such as temporary restraining orders and preliminary injunctions to protect its right hereunder, then the other Party shall be entitled to file an action, in a competent court of Japan or of the U.S.A., for equitable relief, including without limitation, for specific enforcement of this Agreement, to protect its rights hereunder.

16.10.	Severability

If any provision hereof should be held invalid, illegal or unenforceable in any respect in any jurisdiction, the Parties hereto shall substitute, by mutual consent, valid provisions for such invalid, illegal or unenforceable provisions which valid provisions in their economic effect are sufficiently similar to the invalid, illegal or unenforceable provisions that it can be reasonably assumed that the Parties would have entered into this Agreement with such valid provisions. In case such valid provisions cannot be agreed upon, the invalid, illegal or unenforceable provisions of this Agreement shall not affect the validity of this Agreement as a whole, unless the invalid, illegal or unenforceable provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid, illegal or unenforceable provisions.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

16.11.	Entire Agreement of the Parties

This Agreement, together with the Appendices hereto, constitutes and contains the complete, final and exclusive understanding and agreement of the Parties and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements whether oral or written, between the Parties respecting the subject matter hereof.

16.12.	Construction

The Parties have participated jointly in the negotiation and drafting of this Agreement in the English language in consultation with advisors proficient in English. In the event that an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

16.13.	Independent Contractors

The relationship between the Parties created by this Agreement is one of independent contractors and neither Party shall have the power or authority to bind or obligate the other except as expressly set forth in this Agreement.

16.14.	Accrued Rights; Surviving Obligations

Unless explicitly provided otherwise in this Agreement, termination, relinquishment or expiration of this Agreement for any reason shall be without prejudice to any rights, which shall have accrued to the benefit to any Party prior to such termination, relinquishment or expiration, including damages arising from any breach hereunder. Such termination, relinquishment or expiration shall not relieve any Party from obligations which are expressly indicated to survive termination or expiration of the Agreement, including those obligations set forth in Articles 1., 8., 9., 12., 13., 14. and 16., and Sections 15.6. and 15.7.

16.15.	Rights in Bankruptcy

All rights and licenses granted under or pursuant to this Agreement are, and will otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the United States Bankruptcy Code. The Parties agree that the Parties, as licensees of such rights under this Agreement, will retain and may fully exercise all of their rights and elections under the United States Bankruptcy Code. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against a Party under the United States Bankruptcy Code, the Party hereto that is not a Party to such proceeding will be entitled to a complete duplicate of (or complete access to, as

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

appropriate) any such intellectual property and all embodiments of such intellectual property, which, if not already in the non-subject Party’s possession, will be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon the non-subject Party’s written request therefor, unless the Party subject to such proceeding elects to continue to perform all of its obligations under this Agreement or (b) if not delivered under clause (a) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by the non-subject Party.

16.16.	Compliance with Export Regulations

None of the Parties shall export any technology licensed to it by the other Party under this Agreement, except in compliance with Japanese or United States, as applicable, export laws and regulations.

16.17.	Expenses

Unless otherwise provided herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party which shall have incurred the same and the other Party shall have no liability relating thereto.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, each Party hereto has caused this Agreement in English and in duplicate to be executed by its duly authorized officers or representatives as of the date first above written.

WAKUNAGA: Wakunaga Pharmaceutical Co., Ltd.

Signature:	/s/ Yoshihiro Kusai
Name:	Yoshihiro Kusai
Title:	President

RIB-X: Rib-X Pharmaceuticals, Inc.

Signature:	/s/ Susan Froshauer
Name:	Susan Froshauer
Title:	President and CEO

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Appendix 1

Abbott Patents

U.S. Provisional Application Number	Title	ABBOTT File Number
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Appendix 2

Wakunaga Patents

Country	ref. No. at Wakunaga	Appl. No. (Entering Date)	Pub. No. (unexamined) (Date)	Patent No. (Date)	Note
Australia	[***]	[***]	[***]	[***]
Brazil	[***]	[***]
Canada	[***]	[***]	[***]	[***]
China	[***]	[***]	[***]	[***]
Hong Kong	[***]	[***]	[***]	[***]
Europe	[***]	[***]	[***]	[***]
Hungary	[***]	[***]	[***]
Republic of Korea	[***]	[***]		[***]
Mexico	[***]	[***]	[***]	[***]
Russian Federation	[***]	[***]		[***]
U.S.A.	[***]	[***]		[***]	Terminal disclaimer
Japan	[***]	[***]	[***]	[***]

PCT Application No. (Date) : [***]

PCT Publication No. (Date) : [***]

Europe: AT,BE,CH,DE,DK,ES,FI,FR,GB,GR,IE,IT,LU,MC,NL,PT,SE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Appendix 3

Additional WAKUNAGA patents

Country	ref. No. at WAKUNAGA	Appl. No. (Entering Date)	Pub. No. (Unexamined Date)	Patent No. (Date)	Note
Europe	[***]	[***]	[***]	[***]
U.S.A.	[***]	[***]		[***]
Japan	[***]	[***]	[***]	[***]

PCT Application No. (Date): [***]

PCT Publication No. (Date): [***]

Europe: AT,BE,CH,DE,DK,ES,FI,FR,GB,GR,IE,IT,LU,MC,NL,PT,SE

Country	ref. No. at WAKUNAGA	Appl. No. (Entering Date)	Pub. No. (Unexamined Date)	Patent No. (Date)	Note
Australia	[***]	[***]	[***]	[***]
Brazil	[***]	[***]	[***]
Canada	[***]	[***]	[***]	[***]
China	[***]	[***]	[***]	[***]
Hong Kong	[***]	[***]	[***]	[***]
Europe	[***]	[***]	[***]	[***]
Hungary	[***]	[***]	[***]
Republic of Korea	[***]	[***]	[***]	[***]
Mexico	[***]	[***]	[***]	[***]
Russian Federation	[***]	[***]		[***]
U.S.A.	[***]	[***]		[***]
Japan	[***]	[***]	[***]	[***]

PCT Application No. (Date): [***]

PCT Publication No. (Date): [***]

Europe: AT,BE,CH,DE,DK,ES,FI,FR,GB,GR,IE,IT,LU,MC,NL,PT,SE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Appendix 4

Sublicense Sharing Examples

Example 1

RIB-X enters a Sublicense Agreement [***].

Deal Terms:

•	Upfront payment $[***]

•	[***] milestone payments due

Monies Due WAKUNAGA

• [***]% of Upfront payment	$[***]

• Submission for approval ex-US	$[***] ($[***] upfront - $[***] milestone = $[***] credit)

• Approval ex-US	$[***] ($[***] milestone - $[***] credit from above)

Total payments to WAKUNAGA due to sublicense of $[***] in addition to applicable royalties.

Example 2

RIB-X enters a Sublicense Agreement [***].

Deal Terms:

•	Upfront payment $[***]

•	Submission milestone of $[***]

•	Approval milestone of $[***]

Monies Due WAKUNAGA

• [***]% of Upfront payment	$[***]

• Submission for approval ex-US	$[***] ($[***] milestone exceeds sum of [***]% upfront payment plus amount due under 7.1.4.)

• Approval ex-US	$[***] ($[***] milestone exceeds sum of [***]% upfront payment plus amount due under 7.1.4. and 7.1.5)

Total monies due to WAKUNAGA due to sublicense of $[***] in addition to applicable royalties.

Example 3

RIB-X enters a Sublicense Agreement [***]

Deal Terms:

•	Upfront payment $[***]

•	[***] milestone payments due

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Milestone Payments made to WAKUNAGA by RIB-X pursuant to 7.1.4. and 7.1.5:

• Submission	$[***]

• Approval	$[***]

Monies Due WAKUNAGA

• [***]% of Upfront payment	$[***] (sum of ex-US milestone payments under 7.1.4. and 7.1.5 exceed [***]% of $[***] upfront payment)

Total payments to WAKUNAGA of $[***] in addition to applicable royalties.

Example 4

RIB-X enters a Sublicense Agreement [***]

Deal Terms:

•	Upfront payment $[***]

•	[***] milestone payments due

Milestone Payments made to WAKUNAGA by RIB-X pursuant to 7.1.4. and 7.1.5:

• Submission	$[***]

• Approval	$[***]

Monies Due WAKUNAGA

• [***]% of Upfront payment	$[***] = $[***] ([***]% of $[***] upfront payment minus payments for ex-US milestones under 7.1.4. and 7.1.5)

Total payments to WAKUNAGA of $[***] in addition to applicable royalties

Example 5

RIB-X enters a Sublicense Agreement [***]

Deal Terms:

•	Upfront payment $[***]

•	[***] milestone payments due

Monies Due WAKUNAGA

• Submission in the US	$[***]

• [***]% of Upfront payment	$[***] ($[***] milestone for submission due under 7.1.4.)

• Approval in the US	$[***] ($[***] credit from [***]% of Upfront payment)

Total payments to WAKUNAGA of $[***] in addition to applicable royalties.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Appendix 5

Royalty Calculation For Payment to Wakunaga: Example

Assume total global sales of Products are $[***] in a single calendar year with following breakdown:

•	Total sales in USA equal $[***] USD

•	Product A sales equals $[***] USD

•	Product B sales equals $[***] USD

•	Total ex-USA sales equals $[***] USD

•	Product A sales equals $[***] USD (combined sales from all ex-USA markets)

•	Product B sales equals $[***] USD (combined sales from all ex-USA markets)

•	Product C sales equals $[***] USD (combined sales from all ex-USA markets)

Royalty Payments to Wakunaga on USA sales

1.	[***]% on first $[***] sales = $[***] USD

2.	[***]% on sales in excess of $[***] ($[***] - $[***] = $[***]) = $[***] USD

•	Total royalty due Wakunaga on US sales = $[***] + $[***] = $[***] USD

Royalty Payments to Wakunaga on combined ex-USA sales

1.	[***]% on first $[***] sales = $[***] USD

2.	[***]% on sales in excess of $[***] ($[***] - $[***] = $[***]) = $[***] USD

•	Total royalty due Wakunaga on total combined ex-USA sales = $[***] + $[***] = $[***] USD

Total Royalty Payments due Wakunaga = USA Royalty ($[***]) + Combined ex-USA Royalty ($[***]) = $[***] dollars

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

AMENDMENT NO. 1

LICENSE AGREEMENT

This Amendment No. 1 (“Amendment No. 1”) is made this 6th day of November, 2007, by and between Wakunaga Pharmaceutical Co., Ltd. (hereinafter referred to as “WAKUNAGA”), a corporation duly organized and existing under the laws of Japan and having its principal office at 5-36, Miyahara 4-chome, Yodogawa-Ku, Osaka, Japan and Rib-X Pharmaceuticals, Inc. (hereinafter referred to as “RIB-X”), a corporation duly organized and existing under the laws of Delaware, U.S.A. and having its principal office at 300 George Street, Suite 301, New Haven, Conn., 06511 U.S.A. to the License Agreement of May 12, 2006 between WAKUNAGA and RIB-X (“Agreement”).

WHEREAS, RIB-X is using commercially reasonable efforts to develop and commercialize the Compound and the Products under the Agreement and is seeking to develop and commercialize a first Product for a surgical prophylaxis Indication.

WHEREAS, RIB-X has informed WAKUNAGA that the submission of an NDA for a Product for a surgical prophylaxis Indication will require the conduct of two (2) therapeutic Phase III Clinical Trials, in addition to a surgical prophylaxis Phase III Clinical Trial.

WHEREAS, RIB-X is seeking an adjustment in the Milestone Payment schedule in view of the additional time and expense associated with the conduct of the two (2) additional therapeutic Phase III Clinical Trials in addition to a surgical prophylaxis Phase III Clinical Trial.

WHEREAS, WAKUNAGA is willing to adjust the Milestone Payment schedule such that the [***].

Now, therefore, it is agreed as follows:

Delete Section 7.1.3 of the Agreement and replace with the following new Section.

7.1.3.

 The [***], whichever comes first, [***] by RIB-X or its Sublicensees: [***] U.S. Dollars (US$[***]) to be paid in the following two (2) installments, (a) [***] U.S. Dollars (US$[***]) of which shall be paid within [***] following such [***], and (b) the balance i.e. [***] U. S. Dollars (US$[***]) of which shall be paid by September 1st, 2009, provided that termination of this Agreement for any reason whatsoever after having passed [***] following such [***] stated above shall not release RIB-X from the duty to pay WAKUNAGA the amount set forth in (b) and such amount shall become immediately due and payable in the event of such termination;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, each Party hereto has caused this Amendment No. 1 in English and in duplicate to be executed by its duly authorized officers or representatives as of the date first above written.

WAKUNAGA: Wakunaga Pharmaceutical Co., Ltd.

Signature:	/s/ Kanji Wakunaga
Name:	Kanji Wakunaga
Title:	President

RIB-X: Rib-X Pharmaceuticals, Inc.

Signature:	/s/ Susan Froshauer
Name:	Susan Froshauer
Title:	President and CEO

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

AMENDMENT NO. 2

LICENSE AGREEMENT

This Amendment No. 2 (“Amendment No. 2”) is made this 21st day of February, 2012, by and between Wakunaga Pharmaceutical Co., Ltd. (hereinafter referred to as “WAKUNAGA”), a corporation duly organized and existing under the laws of Japan and having its principal office at 5-36, Miyahara 4-chome, Yodogawa-Ku, Osaka, Japan and Rib-X Pharmaceuticals, Inc. (hereinafter referred to as “RIB-X”), a corporation duly organized and existing under the laws of Delaware, U. S. A. and having its principal office at 300 George Street, Suite 301, New Haven, Conn., 06511 U.S.A. to the License Agreement of May 12, 2006 between WAKUNAGA and RIB-X (“Agreement”).

WHEREAS, RIB-X is using commercially reasonable efforts to develop and commercialize the Compound and the Products under the Agreement and is seeking to develop and commercialize a first Product for an acute bacterial skin and skin structure infection (“ABSSSI”) indication.

WHEREAS, RIB-X has informed WAKUNAGA that it currently expects to [***] for a Product for an ABSSSI indication [***].

WHEREAS, RIB-X is seeking an adjustment to a RIB-X Diligence Milestone in view of this [***], which would otherwise occur beyond [***] from the Effective Date of the Agreement.

WHEREAS, WAKUNAGA is willing to adjust the RIB-X Diligence Milestone to accommodate the expected [***].

Now, therefore, it is agreed as follows:

Delete Section 5.2.3 of the Agreement and replace with the following new Section.

5.2.3. RIB-X shall [***] for a Product [***] from the Effective Date.

1

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, each Party hereto has caused this Amendment No. 2 in English and in duplicate to be executed by its duly authorized officers or representatives as of the date first above written.

WAKUNAGA: Wakunaga Pharmaceutical Co., Ltd.

Signature:	/s/ Kanji Wakunaga
Name:	Kanji Wakunaga
Title:	President

RIB-X: Rib-X Pharmaceuticals, Inc.

Signature:	/s/ Robert Conerly
Name:	Robert Conerly
Title:	CFO

2

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.